Exhibit 10.39
EXECUTION COPY
FOURTH AMENDMENT
     FOURTH AMENDMENT, dated as of June 23, 2006 (this “Amendment”), under the CREDIT AGREEMENT, dated as of November 18, 1997, as amended and restated as of October 14, 2004 (as in effect on the date immediately prior to the date hereof, the “Credit Agreement”), among BALLY TOTAL FITNESS HOLDING CORPORATION, a Delaware corporation (the “Borrower”), the lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as agent for the Lenders (the “Agent”), DEUTSCHE BANK SECURITIES, INC., as Syndication Agent, and LASALLE BANK NATIONAL ASSOCIATION, as Documentation Agent. Terms used herein, but not defined, shall have the respective meanings set forth in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Borrower has requested, and the undersigned Lenders wish to consent to, an amendment to the Credit Agreement;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Amendment to Credit Agreement. Section 8.07 of the Credit Agreement is amended by adding at the end of the second sentence the phrase “(or in the case of financial statements for the fiscal quarter ending on or about September 30, 2006, the day which is two Business Days before the day which is 30 days following delivery of any such notice of default in respect of such financial statements)”.
     2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) at such time as:
     (i) the Agent shall have received counterparts of this Amendment duly executed and delivered by a duly authorized officer of each of the Borrower, each Guarantor and the Majority Lenders; and
     (ii) the Agent shall have received payment of all fees and expenses of the Agent and the Lenders that are due and payable on or prior to the Effective Date in connection with this Amendment.
     3. Consent Fee. The Borrower agrees to pay to the Agent for the account of each Lender which executes and delivers this Amendment by 12:00 noon EST on June 23, 2006, an amendment fee equal to 0.125% of the sum of such Lender’s Term Advances and Revolving Credit Commitments on the Effective Date, earned, due and payable on the Effective Date.
     4. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the Effective Date after giving effect to this Amendment: (a) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof after giving effect to this Amendment.
     5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its Commitments and Advances, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.
     6. Continuing Effect; No Other Amendments. This Amendment is to be narrowly constructed. Except to the extent the Credit Agreement is expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. This Amendment shall constitute a Credit Document.
     7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Rest of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BALLY TOTAL FITNESS HOLDING CORPORATION

By:	/s/ Katherine L. Abbott

	Name:	Katherine L. Abbott
	Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Agent

By:	/s/ Barry Bergman

	Name:	Barry Bergman
	Title:	Managing Director

Bally Total Fitness Holding Corporation Fourth Amendment and Waiver dated as of June 23, 2006 to the Amended and Restated Credit Agreement

WELLS FARGO FOOTHILL, LLC

By:	/s/ Juan Barrera

	Name:	Juan Barrera
	Title:	Vice President

THE FOOTHILL GROUP, INC.

By:	/s/ Michael Bohannon

	Name:	Michael Bohannon
	Title:	Senior Vice President

CITIGROUP FINANCIAL PRODUCTS INC.

By:	/s/ Gregory W. Frenzel

	Name:	Gregory W. Frenzel
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrator for MERRITT CLO HOLDING LLC

By:	/s/ Dwayne L Coker

	Name:	Dwayne L. Coker
	Title:	Duly Authorized Signatory

BOLDWATER CBNA LOAN FUNDING LLC, for itself or as agent for BOLDWATER CFPI LOAN FUNDING LLC

By:	/s/ Roy Hykal

	Name:	Mikus N. Kins
	Title:	Attorney-in-fact

ADAR INVESTMENT FUND LTD by ADAR INVESTMENT MANAGEMENT LLC, Its Investment Manager

By:	/s/ Aaron Morse

	Name:	Aaron Morse
	Title:	Chief Operating Officer

CELERITY CLO LIMITED

By:	TCW Advisors, Inc., as Agent

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By:	TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW SENIOR SECURED LOAN FUND, LP

By:	TCW Advisors, Inc., as its Investment Advisor

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

VITESSE CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager

By:	/s/ G. Wanye Hosang

	Name:	G. Wanye Hosang
	Title:	Vice President

By:	/s/ Vikas Mavinkurve

	Name:	Vikas Mavinkurve
	Title:	Vice President

Q FUNDING III, L.P.

By:	Prufrock Onshore, L.P., its General Partner

By:	J. Alfred Onshore, LLC, its General Partner

By:	/s/ Robert McCormick

	Name:	Robert McCormick
	Title:	Vice President

BLACK DIAMOND OFFSHORE, LTD.

By:	Carlson Capital, L.P., its Investment Advisor

By:	Asgard Investment Corp., Its General Partner

By:	/s/ Clint D. Carlson

	Name:	Clint D. Carlson
	Title:	President

DOUBLE BLACK DIAMOND OFFSHORE, LDC

By:	Carlson Capital, L.P., its Investment Advisor

By:	Asgard Investment Corp., Its General Partner

By:	/s/ Clint D. Carlson

	Name:	Clint D. Carlson
	Title:	Presdient

HARBOUR TOWN FUNDING LLC

By:	/s/ Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

LONG LANE MASTER TRUST IV

By:	/s/ Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

RED FOX FUNDING LLC

By:	/s/ Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

SEMINOLE FUNDING LLC

By:	/s/ Christina L. Ramseur

	Name:	Christina L. Ramseur
	Title:	Assistant Vice President

WB LOAN FUNDING 2, LLC

By:	/s/ Diana M. Himes

	Name:	Diana M. Himes
	Title:	Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Carin Keegan

	Name:	Carin Keegan
	Title:	Vice President

By:	/s/ Susan LeFevre

	Name:	Brenda Casey
	Title:	Director

CREDIT GENESIS CLO 2005-I LTD.

By:	/s/ Jeff Rosenkranz

	Name:	Jeff Rosenkranz
	Title:	Principal

TRS LEDA LLC

By:	/s/ Alice L. Wagner

	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Edward Schaffer

	Name:	Edward Schaffer
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Dwayne L. Coker

	Name:	Dwayne L. Coker
	Title:	Duly Authorized Signatory

SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT II CLO, LIMITED, as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL I —INGOTS, LTD., as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for BRANT POINT CBO 1999-1 LTD., as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY HIGH YIELD PARTNERS, III, L.P.

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL II — INGOTS, LTD., as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for PROSPECT FUNDING I, LLC, as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT III CLO, LIMITED, as Term Lender

By:	/s/ James F. Kellogg III

	Name:	James F. Kellogg III
	Title:	Managing Director

CANYON CAPITAL CDO 2002-1 LTD.

By:	/s/ Joshua S. Friedman

	Name:	Joshua S. Friedman
	Title:	Managing Partner

By:	Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

ANCHORAGE CROSSOVER CREDIT OFFSHORE MASTER FUND, LTD.

By:	Anchorage Advisors, L.L.C., its Advisor

By:	/s/ Michael Aglialoro

	Name:	Michael Aglialoro
	Title:	Executive Vice President

SBZ PARTNERS, LP

By:	/s/ Martin Bidus

	Name:	Martin Bidus
	Title:	Co-Manager, SBZ Capital GP, LLC, its General Partner

SUNRISE PARTNERS LIMITED PARTNERSHIP

By:	/s/ Michael J. Berner

	Name:	Michael J. Berner
	Title:	Vice President

THE FOURTH AMENDMENT IS ACKNOWLEDGED AND AGREED:

BALLY’S FITNESS AND RACQUET CLUBS, INC.
BALLY FITNESS FRANCHISING, INC.
BALLY FRANCHISE RSC, INC.
BALLY FRANCHISING HOLDINGS, INC.
BALLY ESTATE II, LLC
REAL ESTATE III, LLC
REAL ESTATE IV, LLC
BALLY REFS WEST HARTFORD, LLC
BALLY TOTAL FITNESS CORPORATION
BALLY TOTAL FITNESS HOLDING CORPORATION
BALLY TOTAL FITNESS INTERNATIONAL, INC.
BALLY TOTAL FITNESS OF MISSOURI, INC.
BALLY TOTAL FITNESS OF TOLEDO, INC.
BFIT REHAB OF WEST PALM BEACH, INC.
BALLY TOTAL FITNESS OF CONNECTICUT COAST, INC.
BALLY TOTAL FITNESS OF CONNECTICUT VALLEY, INC.
GREATER PHILLY NO. 1 HOLDING COMPANY
GREATER PHILLY NO. 2 HOLDING COMPANY
HEALTH & TENNIS CORPORATION OF NEW YORK
BALLY TOTAL FITNESS OF UPSTATE NEW YORK, INC.
BALLY TOTAL FITNESS OF COLORADO, INC.
BALLY TOTAL FITNESS OF THE SOUTHEAST, INC.
HOLIDAY HEALTH CLUBS OF THE EAST COAST, INC.
HOLIDAY/SOUTHEAST HOLDING CORP.
BALLY TOTAL FITNESS OF CALIFORNIA, INC.
BALLY TOTAL FITNESS OF THE MID-ATLANTIC, INC.
BALLY TOTAL FITNESS OF GREATER NEW YORK, INC.
JACK LALANNE HOLDING CORP.
BALLY SPORTS CLUBS, INC.
NEW FITNESS HOLDING CO., INC.
NYCON HOLDING CO., INC.
BALLY TOTAL FITNESS OF PHILADELPHIA, INC.
BALLY TOTAL FITNESS OF RHODE ISLAND, INC.
RHODE ISLAND HOLDING COMPANY
BALLY TOTAL FITNESS OF THE MIDWEST, INC.

BALLY TOTAL FITNESS OF MINNESOTA, INC.
TIDELANDS HOLIDAY HEALTH CLUBS, INC.
U.S. HEALTH, INC.
59TH STREET GYM LLC
708 GYM LLC
ACE, LLC
BTF/CFI, INC.
CRUNCH CFI CHICAGO, LLC
CRUNCH L.A. LLC
CRUNCH WORLD LLC
FLAMBE LLC
MISSION IMPOSSIBLE, LLC
SOHO HO LLC
WEST VILLAGE GYM AT THE ARCHIVES LLC

By:	/s/ Katherine L. Abbott

	Name:	Katherine L. Abbott
	Title:	Vice President and Treasurer